SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement           [ ] Confidential, for Use
                                              of the Commission Only
[ ]  Definitive Proxy Statement               (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GRILL CONCEPTS, INC.
                ------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

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     2.   Form, Schedule or Registration Statement No.:

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     3.   Filing Party:

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     4.   Date Filed:

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

                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, JUNE 17, 1999



To the Shareholders of Grill Concepts, Inc.:

     An Annual Meeting of Shareholders of Grill Concepts, Inc. (the "Company") will be held at the Burbank Hilton Daily Grill, 2500 Hollywood Way, Burbank, California 91505, at 9:30 a.m., on Thursday, June 17, 1999 for the following purposes:

          1. To elect seven directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

          2. To consider a proposal to authorize management to, if the board of directors deems appropriate and necessary, amend the Company's Certificate of Incorporation to effect a reverse split of the Company's common stock.

          3.  To   consider   a   proposal   to  ratify   the   appointment   of
     PricewaterhouseCoopers   LLP  as  the  Company's   independent   certifying
     accountants.

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 26, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                            By Order of the Board of Directors



                                            Michael Weinstock
                                            Secretary


Los Angeles, California
April ___, 1999

                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049

                                ---------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 17, 1999

                                ---------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Grill Concepts, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at the Burbank Hilton Daily Grill, 2500 Hollywood Way, Hollywood, California 91505, on Thursday, June 17, 1999 at 9:30 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about April 28, 1999.

Proxies

     The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR granting authority to management to, if the Board of Directors deems appropriate and necessary, amend the Company's Certificate of Incorporation to effect a reverse split of the Company's common stock, FOR the ratification of the appointment of the designated independent accountants, and as the proxy holders deem advisable on other matters that may come before the meeting. Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Voting Securities

     Shareholders of record at the close of business on April 26, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, $.00001 par value per share (the "Common Stock"), outstanding and entitled to vote was ____________. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. Additionally, every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder as of the Record Date, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

Quorum and Other Matters

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

     Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Proposal 2, relating to the authorization of management to effect a reverse split of the Company's common stock, and requiring an amendment of the Company's Certificate of Incorporation, requires the approval of a majority of all shares outstanding. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have the same affect as a vote AGAINST Proposal 2 but will have no effect on the election of directors or any other matter.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     Seven directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and shall have qualified. The Board of Directors has nominated Robert L. Wechsler, Robert Spivak, Michael Weinstock, Richard Shapiro, Charles Frank, Glenn Golenberg and Peter Balas to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company. Directors shall be elected by shareholders holding a plurality of the shares of Common Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them for the election of all of the Nominees. In the event, however, that any one of them is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

Information Regarding Nominees

     The following table sets forth information with respect to each Nominee for election as a director. The information as to age, principal occupation and directorships held has been furnished by each such nominee.

                                                                     Served as
                                                                     Director
                                    Principal                      Continuously     Committee
         Name and Age             Occupation (1)                      Since        Memberships
        --------------            --------------                   ------------   -------------

Robert L. Wechsler (70)....   Chairman of the Board (2)                1986

Robert Spivak (55).........   President and Chief Executive            1995
                              Officer (3)
Michael Weinstock (56).....   Vice Chairman of the Board and           1995
                              Executive Vice President (4)
Richard Shapiro (56).......   President, Spectrum Investments,         1995        Compensation
                              Inc. (5)
Charles Frank (50).........   President, CAF Restaurant Services (6)   1995          Audit and
                                                                                   Compensation
Glenn Golenberg (57).......   Managing Director, Golenberg &           1995          Audit and
                              Co. (7)                                              Compensation

Peter Balas (67)...........   Consultant (8)                           1995            Audit


(1) Unless indicated otherwise in the table or in the section of this Proxy Statement captioned "Information Regarding Executive Officers," the individuals named in the table have held their positions for more than five years.
(2) From 1986 until 1995, Mr. Wechsler served as President, Chief Executive Officer and Chairman of the Board of the Company's predecessor, Magellan Restaurant Systems, Inc. ("Magellan").
(3)  From 1988 until  1995,  when  Magellan  and Grill  Concepts,  Inc.  ("GCI")
     combined, Mr. Spivak served as President, Chief Executive Officer and a director of the Company's subsidiary, GCI.
(4) From 1988 until 1995, Mr. Weinstock served as Chairman of the Board and Vice President of the Company's subsidiary, GCI.
(5) From 1988 until 1995, Mr. Shapiro served as Vice Chairman, Vice President and a director of the Company's subsidiary, GCI. Since 1966, Mr. Shapiro has served as President and Chief Executive Officer of Spectrum Investments, Inc., a Budget Rent-a-Car franchisee operating locations throughout California. Spectrum Investments, Inc. sold all of its franchise rights and terminated active franchise operations in 1992.
(6) Mr. Frank is a partner in The Parkside Group, a private equity investor. He is also President of CAF Restaurant Services, Inc., a restaurant consulting firm, and, between 1989 and 1994, provided consulting services to GCI. Mr. Frank served as President of MSA Industries, the largest distributor and installer of commercial floor coverings in the country, from 1995 to 1997 when MSA was acquired by DuPont. Prior to 1995, Mr. Frank spent 22 years in the restaurant industry serving as President of both Pectrum Foods, a 16 unit fine dining chain, and Il Fornaio Corporaton.
(7) Mr. Golenberg has served as Managing Director of Golenberg & Co., a merchant banking firm, since 1995. From 1991 to 1995, Mr. Golenberg served as Managing Director of Golenberg & Geller, Inc., a merchant banking firm, which provided financial services to the Company and GCI during 1994 and 1995.
(8) Mr. Balas has served as an independent consultant to the hospitality industry for in excess of five years. Previously, Mr. Balas served as President of the International Hotel Association and in various capacities with Inter-Continental Hotels, Inc., including Vice President Food and Beverage, President and area Chief Executive for Europe and the Middle East and manager of the Inter-Continental Hotel, Paris.

Information Regarding Executive Officers

     The following table sets forth the names, ages and offices of the present executive officers of the Company. The periods during which such persons have served in such capacities are indicated in the description of business experience of such persons below. Information with respect to non-employee directors is set forth above.

  Robert L. Wechsler (70)......     Chairman of the Board
  Robert Spivak (55)...........     President and Chief Executive Officer
  Michael Weinstock (56).......     Vice Chairman of the Board, Executive Vice
                                    President and Secretary
  Thomas Saiza (46)............     Vice President - Operations
  John Sola (46)...............     Vice President - Executive Chef

     Officers and directors are elected on an annual basis. The present terms for each director will expire at the next annual meeting of shareholders or at such time as a successor is duly elected. Officers serve at the discretion of the Board of Directors. See "Beneficial Ownership of Common Stock."

     There are no family relationships among any of the directors or officers of the Company.

     The following is a biographical summary of the business experience of the present executive officers of the Company.

     Robert L. Wechsler. Mr. Wechsler was the founder and served as President, Chief Executive Officer and Chairman of Magellan Restaurant Systems ("Magellan") from 1986 to March of 1995. Following the combination (the "Exchange") of Grill Concepts, Inc. ("GCI") and Magellan, in March of 1995, Mr. Wechsler stepped down as President and Chief Executive Officer but continues to serve as Chairman of the Board of the Company. Mr. Wechsler previously served in various capacities, including President and Chief Executive Officer, of Wechsler Coffee Corporation, a coffee wholesaler and roaster, from 1959 to 1982. Mr. Wechsler also served as a director of Restaurant Associates, Inc., a restaurant operating company, from 1969 to 1988.

     Robert Spivak. Mr. Spivak was a co-founder of GCI and served as President, Chief Executive Officer and a director of GCI from 1988 until the Exchange when he assumed the same positions with the Company. Prior to forming GCI, Mr. Spivak co-founded, and operated, The Grill on the Alley restaurant in Beverly Hills in 1984. Mr. Spivak continued to provide management services on a part-time basis as Managing Director of The Grill on the Alley until 1996 when the Company acquired The Grill on the Alley. Mr. Spivak previously served as (i) vice president of Office Construction Company, where he headed that company's restaurant construction division from 1980 to 1983, (ii) a partner of Soup 'n Such from 1976 to 1980, (iii) food department manager of Fedco Stores from 1972 to 1976, and (iv) manager of Redwood House and Smokey Joe's, both family owned restaurant operations, from 1965 to 1972. Mr. Spivak is a director of the California Restaurant Association and a founder and past president of the Beverly Hills Restaurant Association. Mr. Spivak also served on the board of directors of the California Culinary Academy of San Francisco and serves on the executive advisory board of the School of Hotel and Restaurant Management at California State Polytechnic University at Pomona.

     Michael Weinstock. Mr. Weinstock was a co-founder of GCI and served as Chairman of the Board, Vice President, Secretary and a director of GCI from 1988 until the Exchange when he assumed the positions of Vice Chairman of the Board, Executive Vice President, Secretary and director of the Company. Prior to forming GCI, Mr. Weinstock co-founded The Grill on the Alley restaurant in Beverly Hills in 1984. Mr. Weinstock previously served as President, Chief Executive Officer and a director of Morse Security Group, Inc., a security systems manufacturer.

     Thomas Saiza. Mr. Saiza has served as Vice President of Operations of the Company since November of 1997. Prior to joining the Company, Mr. Saiza served as Senior Vice President of Feltenstein Partners, Inc., a restaurant consulting firm, from 1996 to 1997. Previously, Mr. Saiza served in various executive positions with El Torito Restaurants, Inc., La Salsa Holding Company and Red Robin International.

     John Sola. Mr. Sola served as Executive Chef for GCI from 1988 until the Exchange when he assumed the position of Vice President - Executive Chef of the Company. Mr. Sola oversees all kitchen operations, including personnel, food preparation and food costs, as well as monitoring and maintaining the overall performance of the kitchens and establishing procedures and policies in connection with the opening of new Daily Grill restaurants. Mr. Sola, along with Mr. Spivak, created the Daily Grill menu. Prior to joining GCI, Mr. Sola served as opening chef at The Grill on the Alley from inception in 1984 to 1988. Previously, Mr. Sola served in various positions, including Executive Chef, at a wide range of restaurants.

Compliance With Section 16(a) of Exchange Act

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 1998. All of the filing requirements were satisfied on a timely basis in 1998. In making these disclosures, the Company has relied solely on written statements of its directors, executive officers and shareholders and copies of the reports that they filed with the Commission.

Committees and Attendance of the Board of Directors

     In order to facilitate the various functions of the Board of Directors, the Board has created a standing Audit Committee and a standing Compensation Committee. The Board of Directors has no standing nominating committee or any committee performing the functions of such committee.

     The functions of the Company's Audit Committee are to review the Company's financial statements with the Company's independent auditors; to determine the effectiveness of the audit effort through regular periodic meetings with the Company's independent auditors; to determine through discussion with the Company's independent auditors that no unreasonable restrictions were placed on the scope or implementation of their examinations; to inquire into the effectiveness of the Company's financial and accounting functions and internal controls through discussions with the Company's independent auditors and officers of the Company; to recommend to the full Board of Directors the engagement or discharge of the Company's independent auditors; and to review with the independent auditors the plans and results of the auditing engagement. The members of the Audit Committee are Mr. Frank, Chairman, Mr. Golenberg and Mr. Balas.

     The functions of the Company's Compensation Committee include reviewing the existing compensation arrangements with officers and employees, periodically reviewing the overall compensation program of the Company and recommending to the Board modifications of such program which, in the view of the development of the Company and its business, the Committee believes are appropriate, recommending to the full Board of Directors the compensation arrangements for senior management and directors, and recommending to the full Board of Directors the adoption of compensation plans in which officers and directors are eligible to participate and granting options or other benefits under such plans. The members of the Compensation Committee are Mr. Frank, Chairman, Mr. Golenberg and Mr. Shapiro.

     During the year ended December 27, 1998, the Board of Directors held four formal meetings, the Audit Committee held no meetings and the Compensation Committee held two meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, plus
(ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

Compensation of Directors

     Each non-employee director of the Company is paid a fee of $500 for each Board of Directors meeting attended and $250 for each committee meeting attended. The Company also reimburses each director for all expenses of attending such meetings. Additionally, each non-employee director is currently granted options, pursuant to the Company's 1998 Comprehensive Stock Option and Award Plan, to purchase 25,000 shares of Common Stock upon their initial appointment as a director. Thereafter, each non-employee director on the day following each annual meeting of shareholders of the Company shall automatically receive options to purchase an additional 5,000 shares, plus an additional 1,000 shares for each committee on which such non-employee director serves. All such options are exercisable at the fair market value of the Company's Common Stock on the date of grant. Such options are fully vested and exercisable with respect to all of the shares covered on the date of each grant.

     No additional compensation of any nature is paid to employee directors.

Executive Compensation and Other Matters

     The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended December 27, 1998 of each person who served as the Company's Chief Executive Officer during fiscal 1998 and the four other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 27, 1998 (the "Named Officers").


                                                                                          Long Term

                                                    Annual Compensation                  Compensation
                                            --------------------------------            --------------
                                                                         Other Annual       Stock
Name and Principal Position          Year    Salary ($)   Bonus ($)    Compensation ($)    Options (#)
---------------------------         ------  -----------  ----------  ------------------  ------------
Robert Spivak......................  1998    200,000         -0-           33,500 (1)        -0-
  President and....................  1997    175,000         -0-           33,500 (1)     20,000
  Chief Executive Officer..........  1996    150,000         -0-           33,500 (1)     50,000
Thomas Saiza (2)...................  1998    125,000         -0-            (3)              -0-
   Vice President - Operations.....  1997     14,423         -0-            (3)          100,000
                                     1996        -0-         -0-            -0-              -0-

---------------
(1) Mr. Spivak receives the use of a leased automobile and reimbursement of all expenses related to the use thereof ($13,000), a $1,500 per month non-accountable expense allowance ($18,000) and a $1,000,000 term life insurance policy, in addition to vacation benefits, expense reimbursements and participation in medical, retirement and other benefit plans which are generally available to the Company's executives.
(2)  Mr. Saiza was hired as Vice President - Operations in November 1997.
(3) Although the officers receive certain perquisites such as auto allowance and company provided life insurance, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

Stock Option Exercises

     The following table sets forth information concerning the exercise of stock options during 1998 by each of the Named Officers and the number and value of unexercised options held by the Named Officers at the end of 1998:

                                                       Number of Unexercised          Value of Unexercised
                        Shares                             Options at                 In-the Money Options
                     Acquired on     Value               at FY-End (#)                   at FY-End ($)(1)
                                                 ----------------------------- -------------------------------
      Name           Exercise (#)   Realized ($) Exercisable     Unexercisable Exercisable       Unexercisable
     ------         -------------  ------------- -----------     ------------- -----------       -------------

Robert Spivak.....       -0-           -0-         85,000           60,000        -0-                  -0-
Thomas Saiza......       -0-           -0-         20,000           80,000        -0-                  -0-


(1) Based on the fair market value per share of the Common Stock at year end, minus the exercise price of "in-the-money" options. The closing price for the Company's Common Stock on December 27, 1998 on the Nasdaq Small-Cap Market was $.906. Accordingly, none of the options held at year-end were "in-the-money."

Employment Contracts

     Pursuant to the terms of the combination between Magellan and GCI, the Company entered into an employment agreement with its Chairman, Robert L. Wechsler, commencing December 1, 1994 and running for a term of five years. Pursuant to such agreement, Mr. Wechsler serves as Chairman of the Board of the Company and receives an annual salary of $75,000. Such agreement provides that Mr. Wechsler or his estate will continue to receive payments thereunder for the full term of the agreement if he is terminated without cause and that Mr. Wechsler or his estate will continue to receive payments for one year in the event of his death or disability.

     Effective January 1, 1999, the Company entered into a three year employment agreement with Robert Spivak, the Company's President and Chief Executive Officer. Mr. Spivak's employment agreement provides for an annual salary of $200,000 in 1999, $210,000 in 2000 and $225,000 in 2001. In addition, such agreement provides that Mr. Spivak shall receive the use of a leased automobile and reimbursement of all expenses related to the use thereof, a $1,500 per month non-accountable expense allowance, five weeks paid vacation per year, a $1,000,000 term life insurance policy, reimbursement of business related travel and meal expenses and participation in all medical, retirement and other benefit plans available to the Company's executives.

     The Company has no other employment agreements with any of its employees.

Beneficial Ownership of Common Stock

     The following table is furnished as of April 1, 1999, to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.

     Name and Address                    Amount and Nature of         Percent
     of Beneficial Owner              Beneficial Ownership (1)(2)   of Class (2)
    ---------------------            -----------------------------  ------------
Robert Spivak (3)......................     2,336,003 (4)(5)(6)        14.6%
Michael Weinstock (3)..................     2,399,375 (4)(5)(7)        15.0%
Richard Shapiro (3)....................     2,508,506 (4)(5)(8)        15.7%
Robert L. Wechsler.....................       701,622 (9)               4.4%
Charles Frank..........................       115,568 (10)                *
Glenn Golenberg........................       124,500 (11)                *
Peter Balas............................        38,500 (12)                *
Lewis Wolff (13).......................     1,500,000 (14)              8.7%
All executive officers and directors
 as a group (9 persons)................     8,298,134 (15)             49.9%

-----------

*    Less than 1%.
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.
(2) Includes shares of Common Stock not outstanding, but which are subject to options and warrants exercisable within 60 days of the date of the information set forth in this table, which are deemed to be outstanding for the purpose of computing the shares held and percentage of outstanding Common Stock with respect to the holder of such options. Such shares are not, however, deemed to be outstanding for the purpose of computing the percentage of any other person.
(3)  Address is 11661 San Vicente  Blvd.,  Suite 404,  Los  Angeles,  California
     90049.
(4) All shares indicated as being held by Messrs. Weinstock, Shapiro and Spivak exclude certain shares held by their spouses, children and certain trusts for the benefit of family members. Messrs. Weinstock, Shapiro and Spivak disclaim any beneficial interest in such shares.
(5) 1,640,099 shares held equally by Robert Spivak, Michael Weinstock and Richard Shapiro are pledged to a former stockholder of GCI to secure the repayment of a $1,400,000 note evidencing the purchase price of such shares.
(6) Includes 85,000 shares out of 145,000 shares issuable upon exercise of incentive stock options held by Mr. Spivak.
(7) Includes 102,500 shares out of 130,000 shares issuable upon exercise of incentive stock options held by Mr. Weinstock.
(8) Includes 99,500 shares issuable upon exercise of non-qualified stock options held by Mr. Shapiro.
(9) Includes 32,500 shares issuable upon exercise of 107,500 incentive stock options and 98,152 warrants held by Mr. Wechsler. Excludes 5,000 shares held by the Wechsler Foundation with respect to which Mr. Wechsler disclaims beneficial ownership.
(10) Includes 37,000 shares issuable upon exercise of non-qualified stock options held by Mr. Frank.
(11) Includes 62,000 shares issuable upon exercise of 37,000 non-qualified stock options and 25,000 warrants held by Mr. Golenberg.
(12) Includes 37,000 shares issuable upon exercise of non-qualified stock options held by Mr. Balas.
(13) Address is 11828 La Grange Avenue, Los Angeles, California 90025.
(14) Includes (i) 800,000 shares issuable upon conversion of 1,000 shares of Series I Convertible Preferred Stock, (ii) 500,000 shares issuable upon conversion of 500 shares of Series II Convertible Preferred Stock, and
     (iii) 200,000 shares held by Mr. Wolff as Trustee of the Wolff Revocable Trust of 1993. Excludes shares of Common Stock issuable with respect to (i) 750,000 five year $2.00 Warrants and (ii) 750,000 five year $3.00 Warrants. The Series I Convertible Preferred Stock is convertible, at any time, into a number of shares determined by dividing $1,000 per share by $1.25. The Series II Convertible Preferred Stock is convertible commencing June 24, 1998 into a number of shares determined by dividing $1,000 per share by the greater of $1.00 or 75% of the average closing price of the Company's Common Stock over the five trading days immediately preceding conversion, but not higher than $2.50. For purposes hereof, the number of shares shown as being issuable upon conversion of the Series II Convertible Preferred Stock is based on a conversion price of $1.00, the minimum conversion price of the Series II Convertible Preferred Stock. The five year $2.00 Warrants and $3.00 Warrants are exercisable to purchase one share of Common Stock per warrant commencing June 24, 2000. Mr. Wolff, as Trustee of the Wolff Revocable Trust of 1993, may be deemed to be the beneficial owner of all such securities.

(15) Includes 602,652 shares of Common Stock subject to stock options and warrants held by the officers and directors and exercisable within 60 days.

Certain Relationships and Transactions

     Since June of 1989, the Company has leased its Cherry Hill restaurant from Denbob Corporation ("Denbob"), a company controlled by Robert L. Wechsler, the Company's Chairman, and Dennis Pedra, the former President of Magellan. The premises are occupied under a twenty year lease with annual rent commencing at approximately $118,500, plus 6% of annual gross sales in excess of $1,800,000, 15% of the landlord's cost for leasehold improvements, equipment and fixtures, and a pro rata share of real estate taxes, insurance and other common area charges. After five years, the Company had the option to pay for all or part of any improvements and reduce or eliminate the 15% additional rent. At the end of each five years, the rent and the gross sales level at which the 6% charge commences increase by 15%. During fiscal year 1998, the Company paid a total of $244,000 to Denbob for the lease of the Cherry Hill restaurant.

     The Company believes that its leases with Denbob are on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Such belief is based on management's knowledge of the prevailing rental market in the area at the time the leases were entered into, as well as a review of the Company's leases with third party landlords on its other restaurants, each of which contains comparable percentage lease provisions and other charges.

     The Company has entered into transactions with various entities which may be deemed to be controlled by Lewis Wolff. Mr. Wolff is the trustee of the Wolff Revocable Trust of 1993 which holds all of the outstanding preferred stock of the Company and may be deemed to be a controlling shareholder of the Company. Transactions which may be deemed to have been entered into with Mr. Wolff and his affiliates include: (1) lease of the site of the San Jose Grill at the San Jose Fairmont Hotel from an entity in which Mr. Wolff is a part owner, (2) receipt by the Company's 50.05% owned subsidiary of a loan in the amount of $800,000 in connection with the opening of the San Jose Grill, which loan is repayable, with interest at 10%, from substantially all of the operating cash flows of the San Jose Grill with unpaid principal and interest due January 2018,
(3) management of the City Bar & Grill in the San Jose Hilton Hotel, of which Mr. Wolff is a part owner, (4) receipt of a loan in the amount of $500,000 in connection with the conversion of the Burbank Daily Grill, which loan is repayable, with interest at 10%, out of management fees from the restaurant with unpaid principal and interest due December 31, 2003, and (5) entry into an agreement with Hotel Restaurant Properties, Inc. ("HRP"), an entity controlled by a member of Mr. Wolff's family, pursuant to HRP will assist the Company in locating hotel locations for the opening of restaurants and pursuant to which HRP is entitled to a portion of the fees or profits from those restaurants. No rents were paid by the Company with respect to the San Jose Grill during 1998. No amounts were paid to HRP during 1998.

     The Company has no existing corporate policy which prohibits or governs the terms of any such transactions. Any such transactions are, however, reviewed by the Audit Committee to determine the fairness of such transactions.

     Other than elections to office, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

                                   PROPOSAL 2
                AUTHORIZATION OF MANAGEMENT TO AMEND CERTIFICATE
                OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

     For the reasons stated below, stockholders of the Company are being asked to consider and vote upon a proposal to authorize management, if so directed by the Board of Directors, in its sole discretion, to amend the Certificate of Incorporation of the Company (the "Existing Certificate of Incorporation"), to adopt amendments to effectuate a reverse stock split in the issued and outstanding shares of Common Stock in a ratio to be determined by the Board of Directors, not to exceed 1-for-4. Upon the approval of this proposal by the stockholders of the Company, and subject to a determination by the Board of Directors that carrying out the reverse stock split is necessary to facilitate continued listing of the Company's Common Stock on Nasdaq and that such reverse split is otherwise in the best interests of the Company, the Existing Certificate of Incorporation will be amended to effect a reverse stock split. Management has recommended the proposal to effect a reverse stock split in the Company's issued and outstanding Common Stock, subject to later approval of the same by the Board of Directors and determination by the Board of Directors as to the ratio of the reverse split, and directed that the proposal be submitted to the stockholders for approval. The proposal to authorize the amendment to the Existing Certificate of Incorporation to effectuate a reverse stock split is referred to in this Proxy Statement as the "Reverse Stock Split."

     Except for any changes as a result of the repurchase by the Company of fractional shares, each stockholder of the Company will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each stockholder did immediately prior to the Reverse Stock Split. If approved by the stockholders of the Company as provided in this Proxy Statement and by subsequent action of the Board of Directors, the proposed amendments to the Existing Certificate of Incorporation and the Reverse Stock Split will be effected by the amendment of Article Fourth of the Existing Certificate of Incorporation to proportionately reduce the number of shares authorized and outstanding and increase the par value of the Company's Common Stock by the ratio to be fixed by the Board of Directors (the "Amended Certificate of Incorporation"). Subject to the receipt of the requisite stockholder approval, the Amended Certificate of Incorporation and the Reverse Stock Split would be effective on the date on which the Amended Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the "Effective Date"), which is expected to occur promptly following a determination by the Board of Directors that the Reverse Stock Split is both necessary to bring the Company's Common Stock into compliance with Nasdaq rules and in the best interest of the Company. Pursuant to the proposal, the authority granted by the stockholders hereunder shall expire on the earlier of sixty (60) calendar days after a hearing before Nasdaq at which the Reverse Stock Split is proposed to remedy the Company's non-compliance with Nasdaq rules or December 31, 1999.

     At the Effective Date, each share of Common Stock issued and outstanding will automatically and without further action by the Board of Directors or stockholders of the Corporation, be reclassified and converted into a lesser number of shares of Common Stock determined based on the ratio to be fixed by the Board of Directors. Fractional shares will not be issued as a result of the Reverse Stock Split, but will be repurchased by the Company for cash at the current fair market value of the fractional share interest. The cash payment for the fractional share interest will be calculated by multiplying the fractional share by the fair market value per share of Common Stock, which will be the closing sale price per share of Common Stock on the Nasdaq (or any other listing or quotation system on which the shares of Common Stock are then listed or quoted) on the business day prior to the Effective Date.

     If the proposal to authorize amendment of the Existing Certificate of Incorporation to effect the Reverse Stock Split and to adopt the Amended
Certificate of Incorporation is approved by the requisite vote of the stockholders of the Company, the Company intends to file the Amended Certificate of Incorporation with the Secretary of State of the State of Delaware promptly following presentation of the Reverse Stock Split to Nasdaq as a remedy for continued non-compliance with Nasdaq rules. However, notwithstanding the approval of the proposal by the stockholders of the Company, the Board of Directors of the Company may elect not to file, or to delay the filing of, the Amended Certificate of Incorporation if the Board of Directors determines that filing the Amended Certificate of Incorporation would not be in the best interests of the Company and its stockholders. In addition, the Board is authorized to make any changes to the proposed amendments to the Existing Certificate of Incorporation that it determines to be necessary to give effect to the intent and purposes of the Reverse Stock Split proposal.

Reasons for the Reverse Stock Split

     During late 1998 and early 1999, the Company's Common Stock experienced a drop from its historical trading level of between $1.00 and $1.50 during 1998 to below $1.00. As a result of the continuing depressed price of the Company's Common Stock, on February 24, 1999, The Nasdaq Stock Market notified the Company that its Common Stock was not in compliance with Nasdaq Marketplace Rule 4450(a)(5) which requires shares trading on Nasdaq to maintain a closing bid price of $1.00 or greater. Under Nasdaq rules, the Company's Common Stock is subject to delisting from Nasdaq if the minimum bid price requirements is not satisfied by June 11, 1999. The Company may request a stay of delisting from Nasdaq and a hearing relative to the request for a stay if the Company's Common Stock has not come into compliance by June 11, 1999. In anticipation of the possible continued trading at below $1.00, and in order to avoid the delays and expense associated with calling a subsequent special shareholders meeting for the purpose of authorizing a reverse split as a potential remedy to ongoing non-compliance with Nasdaq's minimum bid price rules, the Company's management has recommended authorizing the Reverse Stock Split, subject to (1) approval of the same by the shareholders, (2) the continued necessity of the Reverse Stock Split to cure non-compliance with Nasdaq's minimum bid price rule, and (3) the discretion of the board of directors to approve, and fix the ratio of, the Reverse Stock Split, with the ratio in no event to exceed 1-for-4, and forego the Reverse Stock Split if the board of directors, in its sole discretion, deems such to be in the Company's best interests. The authority to carry out the Reverse Stock Split will expire on the earlier of sixty (60) calendar days after a hearing before Nasdaq at which the Reverse Stock Split is proposed to remedy the Company's non-compliance with the Nasdaq minimum bid price rules or December 31, 1999.

     The Company believes that the Reverse Stock Split, if ultimately carried out, will result in a proportionate increase in the price of the Common Stock and that, as a result of that increase, the Company will come into compliance with the Nasdaq rules. There can be no assurance, however, that the Common Stock will increase proportionately or that carrying out the Reverse Stock Split will bring the Company's Common Stock into compliance with the Nasdaq rules. Absent the Reverse Stock Split or other events which cause the price of the Company's Common Stock to increase to a level which is in compliance with Nasdaq rules, the Company's Common Stock will be delisted from Nasdaq. The Company believes that maintaining the listing of the Company's Common Stock on Nasdaq is in the best interest of the Company and its shareholders.

     The Company also believes that the current low price per share at which the Company's Common Stock is trading reduces the marketability of the Common Stock because certain brokerage firms are reluctant to recommend low-priced stock to their clients. Investors may view low-priced stock as unattractive, more risky or more volatile than alternative investments. In addition, certain brokerage houses have policies and practices that discourage individual brokers within those firms from dealing in lower priced stocks. These policies and practices pertain, among other things, to payment of brokerage commissions and to time-consuming procedures that function to cause lower priced stocks to be less attractive to brokers from an economic point of view. In addition, since brokerage commissions on lower priced stocks represent a higher percentage of the stock price than commissions on higher priced stocks, the current price per share of the Common Stock may result in individual stockholders paying higher per share transaction costs. Management also believes that the Reverse Stock Split and continued listing on Nasdaq will enhance the Company's flexibility in the future for financing and capitalization needs. The Company cannot assure you that the Reverse Stock Split will have any of the foregoing effects.

     For the reasons set forth above, management of the Company believes that authorizing the Board of Directors to carry out the Reverse Stock Split is in the best interests of the Company and its stockholders. However, the Company cannot assure you that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price per share of the Common Stock. THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF THE COMMON STOCK AFTER THE PROPOSED REVERSE STOCK SPLIT WILL BE EQUAL TO THE TOTAL MARKET CAPITALIZATION BEFORE THE PROPOSED REVERSE STOCK SPLIT OR THAT THE MARKET PRICE FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EXCEED OR REMAIN IN EXCESS OF THE CURRENT MARKET PRICE. IN MANY CASES, THE TOTAL MARKET CAPITALIZATION OF A COMPANY FOLLOWING A REVERSE STOCK SPLIT IS LOWER, AND MAY BE SUBSTANTIALLY LOWER, THAN THE TOTAL MARKET CAPITALIZATION BEFORE THE REVERSE STOCK SPLIT.

Effects of the Reverse Stock Split Proposal

     After the effectiveness of the Reverse Stock Split, each stockholder will own a proportionately reduced number of shares of Common Stock as such stockholder owned prior to the Reverse Stock Split, but will own the same percentage of the outstanding shares of Common Stock of the Company, except that the Company will repurchase fractional share interests at the then current fair market value. The number of shares of Common Stock that may be purchased upon the exercise or conversion of outstanding options, warrants, and other securities convertible into or exchangeable for shares of Common Stock of the Company (collectively, the "Convertible Securities") and the per share exercise or conversion price per share will be adjusted appropriately so that, as of the Effective Date, the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be reduced proportionately and the per share exercise or conversion price will increase proportionately such that the aggregate exercise and conversion prices thereunder will remain unchanged.

     As a result of the Reverse Stock Split, certain stockholders may own "odd lots" of fewer than one hundred (100) shares of Common Stock. Brokerage commissions and other costs of transactions in fewer than odd lots may be higher than for odd lot transactions, particularly on a per-share basis.

     The par value of the Common Stock of $.001 per share will increase proportionately as a result of the Reverse Stock Split. The number of outstanding shares of Common Stock will be reduced by the ratio fixed by the Board of Directors and by such additional number to account for the repurchase by the Company of fractional share interests that otherwise would result from the Reverse Stock Split. Accordingly, the aggregate par value of the issued and outstanding shares of Common Stock, and the paid-in capital associated with the Common Stock, will not change as a result of the Reverse Split (except that paid-in capital will be reduced to the extent that fractional shares are redeemed). The Reverse Stock Split will not have any affect on the Company's current Accumulated Stockholders' Deficit. If the Reverse Stock Split is effected, all share and per share information in the Company's financial statements will be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings with the Securities and Exchange Commission and the Nasdaq Stock Market.

Exchange of Stock Certificates; No Fractional Shares

     If the Reverse Stock Split is approved by the stockholders of the Company and ultimately carried out, the combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur on the Effective Date automatically and without any further action on the part of the stockholders and regardless of the date on which the certificates representing the share of Common Stock are physically surrendered to the Company for exchange. Every issued and outstanding share of Common Stock would be converted and reclassified into a lesser number of shares of Common Stock based on the ratio fixed by the Board of Directors, and any fractional share interests resulting from such reclassification and combination would be repurchased by the Company for cash at a price equal to the fair market value of the Common Stock on the day preceding the Effective Date multiplied by such fractional share interest. The "fair market value" of the Common Stock means the closing price per share as reported on Nasdaq (or on such other quotation system or exchange on which the Common Stock is then quoted or listed for trading) on the business day immediately preceding the Effective Date.

     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of Common Stock for use in forwarding to the Company stock certificates for surrender and exchange for certificates representing the number of shares of Common Stock to which such holder is entitled and the cash payment (to be paid by check) for any fractional share interest. The transmittal forms will be accompanied by instructions specifying the details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing shares of Common Stock prior to the effectiveness of the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock to which such holder is entitled as a result of the Reverse Stock Split, and a check for the cash payment to which such holder is entitled as a result of the repurchase by the Company of fractional share interests, if any.

     STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM THE COMPANY. As of the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "existing certificate") will be deemed canceled and, for all corporate purposes, will be deemed only to evidence ownership of the number of shares of Common Stock into which the shares of Common Stock evidenced by such existing certificates have been converted by the Reverse Stock Split.

Federal Income Tax Consequences

     The following is a summary of the material federal income tax consequences of the Reverse Stock Split to stockholders of the Company. The following summary discussion is based upon the Internal Revenue Code of 1986 (the "Code"), Treasury regulations thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled, or modified at any time, possibly with retroactive effect. There can be no assurance that such changes will not adversely affect the matters discussed in this summary. No ruling from the Internal Revenue Service ("IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

     STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

     The  Company  believes  that the  Reverse  Stock  Split  will  qualify as a
"recapitalization" under Section 368(a)(1)(E) of the Code and as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, the Company believes that no gain or loss should be recognized by a stockholder in the Reverse Stock Split, except with respect to any cash received in lieu of fractional share interests. The aggregate tax basis of the shares of Common Stock held by a stockholder following the Reverse Stock Split will equal the stockholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split. Generally, the aggregate tax basis will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own advisers to determine their basis in the shares of Common Stock received in exchange in the Reverse Stock Split. Shares of Common Stock received should have the same holding period as the Common Stock surrendered. Each stockholder who receives cash, if any, in lieu of fractional share interests will recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder's tax basis allocable to such fractional shares.

     This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person. Each stockholder should consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor with respect to the effect of the Reverse Stock Split on his or her personal tax situation; the effect of possible future legislation and regulations; and the reporting of information required in connection with the Reverse Stock Split on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file appropriate tax returns.

Vote Required

     The authorization of management to carry out the proposed amendment to Article Fourth of the Existing Certificate of Incorporation of the Company to effectuate the Reverse Stock Split and the amendment of the Existing Certificate of Incorporation requires the approval of the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date.

     If the proposed amendment to Article Fourth of the Certificate of Incorporation is approved by the stockholders, it will become effective upon filing and recordation of a Certificate of Amendment with the Secretary of State of the State of Delaware as required by Delaware law. IF THE PROPOSAL TO AUTHORIZE MANAGEMENT TO CARRY OUT THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECTUATE THE REVERSE STOCK SPLIT IS NOT APPROVED, THE REVERSE STOCK SPLIT WILL NOT BE IMPLEMENTED. IF THE REVERSE STOCK SPLIT IS NOT EFFECTED, AND THE PRICE OF THE COMPANY'S COMMON STOCK DOES NOT OTHERWISE INCREASE TO A LEVEL SO AS TO COME INTO COMPLIANCE WITH NASDAQ RULES, THE COMPANY'S COMMON STOCK WILL BE DELISTED FROM NASDAQ. The effect of an abstention or a broker non-vote will have the effect of a vote against the proposal.

     MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AUTHORIZATION OF MANAGEMENT TO CARRY OUT THE PROPOSED AMENDMENT TO ARTICLE FOURTH OF THE EXISTING CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AND TO AMEND THE EXISTING CERTIFICATE OF INCORPORATION ACCORDINGLY.

                                   PROPOSAL 3
                              INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 26, 1999, and recommends that the shareholders vote for ratification of such appointment. Coopers & Lybrand LLP, a predecessor firm of PricewaterhouseCoopers, were also the Company's independent auditors in fiscal years 1998, 1997 and 1996. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2000 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than January 1, 2000.

                            EXPENSES OF SOLICITATION

     All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.

     Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.




                                                              Michael Weinstock
                                                              Secretary


Los Angeles, California
April ___, 1999

                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049

                    Proxy for Annual Meeting of Shareholders
                           to be held on June 17, 1999

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Robert Spivak and Michael Weinstock, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Grill Concepts, Inc., a Delaware corporation (the "Company"), on June 17, 1999, at 9:30 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

     1. GRANTING ___ WITHHOLDING ___ authority to vote for the election as directors of the Company the following nominees: Robert L. Wechsler, Robert Spivak, Michael Weinstock, Richard Shapiro, Charles Frank, Glenn Golenberg and Peter Balas.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

     2. Proposal to grant  authority to management to, if the board of directors
deems   appropriate   and   necessary,   amend  the  Company's   Certificate  of
Incorporation to carry out a reverse split of the Company's common stock.

             FOR                       AGAINST                    ABSTAIN
         ----                     ----                        ----

     3. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent certifying accountants.

             FOR                       AGAINST                    ABSTAIN
         ----                     ----                        ----

     4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.

                        Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

                        DATED:                           , 199
                              --------------------------      ----

                        ------------------------------------------
                        Signature

                        ------------------------------------------
                        Signature if held jointly

PLEASE  MARK,  SIGN,  DATE AND RETURN  THIS PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE